Annual Meeting of Shareholders April 29, 2022 Thompson Falls Dam - Montana

2 NWE’s CEO – Bob Rowe Robert C. Rowe • Current position since August 2008 • Board member since August 2008 • 20-plus years energy and utility industry experience • Co-Chair of the Institute for Electric Innovation, an Institute of the Edison Foundation focused on advancing the adoption of innovative and efficient technologies among electric utilities and their technology partners that will transform the power grid; a member of the EEI Board of Directors Executive Committee; a member of the American Gas Association Board of Directors; Western Energy Institute past chair and current executive committee member • Former chairman and commissioner of the Montana Public Service Commission from 1993-2004, and also served as president of the National Association of Regulatory Utility Commissioners (NARUC)

Experienced & Engaged Board of Directors 3 Britt E. Ide • Committees: Safety, Environmental, Technology and Operations, Human Resources • Independent • Director since April 2017 Anthony T. Clark • Committees: Nominating and Governance, Human Resources • Independent • Director since Dec. 2016 Dana J. Dykhouse • Board Chair • Independent • Director since Jan. 2009 Jan R. Horsfall • Committees: Safety, Environmental, Technology and Operations (chair), Audit • Independent • Director since April 2015 Robert C. Rowe • Committees: None • Chief Executive Officer • Director since August 2008 Jeff W. Yingling • Committees: Nominating and Governance (Chair), Audit • Independent • Director since October 2019 Linda G. Sullivan • Committees: Audit (Chair), Safety, Environmental, Technology and Operations • Independent • Director since April 2017 Mahvash Yazdi • Committees: Human Resources (Chair), Safety, Environmental, Technology and Operations • Independent • Director since December 2019

Strong Executive Team 4 Robert C. Rowe • Chief Executive Officer • Current position since 2008 Heather H. Grahame • General Counsel and Vice President of Regulatory and Federal Government Affairs • Current position since 2010 Curtis T. Pohl • Vice President – Distribution • Current position since 2003 Brian B. Bird • President and Chief Operating Officer • Current position since 2021 (formerly Chief Financial Officer since 2003) Michael R. Cashell • Vice President – Transmission • Current Position since 2011 Bobbi L. Schroeppel • Vice President – Customer Care, Communications and Human Resources • Current Position since 2002 Crystal D. Lail • Vice President and Chief Financial Officer • Current position since 2021 (formerly VP and Chief Accounting Officer since 2020) John D. Hines • Vice President – Supply/Montana Affairs • Current Position since 2011 Jeanne M. Vold • Vice President – Technology • Current Position since 2021 (formerly Business Technology Officer since 2012)

5 NWE’s Auditors – Deloitte & Touche LLP • Independent registered public accounting firm • Deloitte provides the following services for more than 20 industries: • Risk & Financial Advisory • Audit & Assurance • Consulting • Tax • Merger & Acquisition • Artificial Intelligence and Analytics • Cloud • Deloitte and its subsidiaries have 80,000 professionals

6 NWE’s Board Chair Dana J. Dykhouse • Director since January 30, 2009 • Chief Executive Officer of First PREMIER Bank in Sioux Falls, South Dakota. • Serves on the boards of directors for Junior Achievement of South Dakota, the South Dakota State University Athletic Champions Council, Sioux Falls Development Foundation, Children’s Care Hospital Foundation and Sioux Falls Sports Authority. • Selected as the 2022 Agribusiness Citizen of the Year by the Agribusiness Division of the Greater Sioux Falls (SD) Chamber of Commerce. • Resides in Sioux Falls, SD. He is a graduate of South Dakota State University. Meeting Agenda • Call to Order • Secretary’s Report • Declaration of Quorum • Statement of Business • Voting • Company Presentation • Shareholder Questions • Report of Preliminary Voting Results • Adjournment

7 Corporate Secretary’s Report Report • Affidavit of distribution for the proxy materials • Registered holders of common stock of the Company • Establishment of a quorum

8 Items of Business to be Considered Election of Directors • Our Board is nominating 8 people for election as directors to serve for one year. Ratification of Deloitte & Touche LLP, as Independent Registered Public Accounting Firm for 2022 • Our Audit Committee oversees the integrity of our accounting and financial reporting, and auditing processes. To assist with those responsibilities, the committee has appointed Deloitte & Touche LLP as our independent registered public accounting firm to audit our financial statements for 2022. Advisory Vote to Approve Named Executive Officer Compensation • Our Board will consider the guidance received by the say-on-pay vote when determining executive pay for the remainder of 2022 and beyond.

9 Electronic Voting • If you have not voted: Please use the virtual meeting voting platform to cast your vote now. • If you previously voted, but want to change your vote: Please use the virtual meeting voting platform to cast your new vote now.

10 Forward Looking Statements Forward Looking Statements During the course of this presentation, there will be forward-looking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements often address our expected future business and financial performance, and often contain words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” or “will.” The information in this presentation is based on our current expectations as of the date hereof unless otherwise noted. Our actual future business and financial performance may differ materially and adversely from our expectations expressed in any forward-looking statements. We undertake no obligation to revise or publicly update our forward-looking statements or this presentation for any reason. Although our expectations and beliefs are based on reasonable assumptions, actual results may differ materially. The factors that may affect our results are listed in certain of our press releases and disclosed in the Company’s most recent Form 10-K and 10-Q along with other public filings with the SEC. NorthWestern Corporation dba: NorthWestern Energy Ticker: NWE Trading on the Nasdaq www.northwesternenergy.com Corporate Office 3010 West 69th Street Sioux Falls, SD 57108 (605) 978-2900 Investor Relations Officer Travis Meyer 605-978-2967 travis.meyer@northwestern.com Company Information Bob Rowe CEO

Vision, Mission and Values 11 Our Vision Enriching lives through a safe, sustainable energy future Our Mission Working together to deliver safe, reliable and innovative energy solutions Our Values Safety Excellence Respect Value Integrity Community Environment

12

NWE - An Investment for the Long Term


Black Eagle dam

Pure Electric & Gas Utility

- 100% pure electric & natural gas utility business with over 100 years of operating history
- Solid economic indicators in service territory
- Diverse electric supply portfolio ~56% hydro, wind & solar

Solid Utility Foundation

- Electric & natural gas rates below national average
- Solid system reliability
- Low leaks per 100 miles of pipe
- Solid JD Power Overall Customer Satisfaction scores

Strong Earnings & Cash Flow

- Solid track record of earnings & dividend growth (2012-2021 EPS CAGR: 3.4% GAAP; 4.5% Non-GAAP)
- Strong cash flows (aided by Production Tax Credit carryforwards)
- Solid balance sheet & investment grade credit ratings

Attractive Future Growth Prospects

- Disciplined maintenance capital investment program to ensure safety and reliability
- Growing capital program with $580+ million investment in 2022 (nearly 3x depreciation)
- Further opportunity for energy supply investment to meet significant capacity shortfalls

Financial Goals & Metrics

- Target debt to capitalization ratio of 50%-55% with liquidity of $100 million or greater
- Target 3%-6% EPS growth plus dividend yield to provide competitive total return
- Target dividend long-term payout ratio of 60%-70%

Best Practices Corporate Governance

NYSE Governance Services Governance, Risk and Compliance Leadership Awards 2015 Winner

2015 Utility Customer Champion Residential | Cogent Reports

2020 3+

Corporate Governance Awards 2019 corporatesecretary Winner

Moody's Investors Service

5th Best Governance Score

About our Company 13 753,600 Customers 1,483 Employees 318 Communities in Montana and South Dakota with electric service 183 Communities in Montana, South Dakota and Nebraska with gas service “Everything works – and will continue to work – as long as we have electricity. It’s what keeps the lights on, the oxygen flowing, the information going. Everything is the grid, the grid, the grid.” - Peggy Noonan Wall Street Journal Columnist 13

Customers and Communities 14 Montana Operations Electric 391,400 customers 24,996 miles – transmission & distribution lines 876 MW maximum capacity owned power generation Natural Gas 206,600 customers 7,111 miles of transmission and distribution pipeline 17.75 Bcf of gas storage capacity Own 38.8 Bcf of proven natural gas reserves Nebraska Operations Natural Gas 42,800 customers 813 miles of distribution pipeline Data as of 12/31/2021 South Dakota Operations Electric 64,200 customers 3,628 miles – transmission & distribution lines 395 MW nameplate owned power generation Natural Gas 48,600 customers 1,759 miles of transmission and distribution pipeline

A Diversified Electric and Gas Utility 15 NorthWestern’s ‘80/20’ rules: Approximately 80% Electric and 80% Montana. Nearly $4.2 billion of rate base investment to serve our customers Data as reported in our 2021 10-K (1) Utility Margin is a non-GAAP Measure. See appendix for additional disclosure. (1) (1)

16

Highly Carbon-Free Supply Portfolio

2021 Electric Generation Portfolio - Montana


59%
Carbon-Free
MT
Wind
ontracted
21.1%
Vind
wned
2.4%
ontracted
ELP & YELP
12.3%
Natural Gas
Contracted
1.9%
latural Gas /
ther Owned
4.2%
Coal Owned
23.0%
Hydro
Owned
33.1%
Hydro
Contracted
Solar
Contracted
0.5%

Contracted energy from Colstrip Energy Limited Partners (CELP), Yellowstone Energy Limited Partners (YELP) as well as a majority of the contracted wind, hydro and solar are federally mandated Qualifying Facilities, as defined under the Public Utility Regulatory Policies Act of 1978 (PURPA).

2021 Electric Generation Portfolio - South Dakota


44%
Carbon-Free
SD
Wind
Owned
20.4%
Natural Gas /
Other Owned
4.0%
Coal
Owned
52.2%
Wind
Contracted
23.4%

2021 Electric Generation Portfolio - Total NWE


56%
Carbon-Free
NWE
Wind
Contracted
21.5%
Wind
Owned
5.7%
Contracted
CELP & YELP
10.1%
Natural Gas
Contracted
1.6%
Natural Gas /
Other Owned
4.1%
Coal
Owned
28.3%
Hydro
Owned
27.1%
Hydro
Contracted
1.2%
Solar
Contracted
0.4%

Based upon 2021 MWH's of owned and long-term contracted resources. Approximately 56% of our total company owned and contracted supply is carbon-free – better than the national average of ~40% in 2021. (eia.gov table 7.2b)

NorthWestern does not own all the renewable energy certificates (RECs) generated by contracted wind, and periodically sells its own RECs with proceeds benefiting retail customers. Accordingly, we cannot represent that 100% of carbon-free energy in the portfolio was delivered to our customers.

Strong Utility Foundation 17  Solid and generally improving JD Power Overall Customer Satisfaction Scores  Residential electric and natural gas rates below national average *  Solid electric system reliability  Better than average natural gas leaks per mile * SD & NE bills temporarily impacted by ongoing recovery of the February 2021 prolonged cold weather event that resulted in extreme price excursion for purchased power and natural gas.

Solid Economic Indicators 18 • Customer growth rates historically exceed National Averages. • Projected population growth in our service territories in-line or better than the National Average. Source: NorthWestern customer growth - 2008-2016 Forms 10-K Unemployment Rate: US Department of Labor via SNL Database 2/21/17 Electric: EEI Statistical Yearbook (published December 2015, table 7.2) Natural Gas: EIA.gov (Data table "Number of Natural Gas Consumers") Source: Company 10K’s, 2019/2020 EEI Statistical Yearbook – Table 7.1 and EIA.gov

Investment for a Reliable Energy System 19 Approximately $7 billion of Gross Plant in Service to reliably serve our customers across Montana, South Dakota and Nebraska. $2.60 - $2.75 $3.10 - $3.30 $3. 0-$3.40 $3.30-$3.50

Maintaining Affordability for our Customers 20 NorthWestern’s typical electric and gas bills are below national average even considering the significant burden of Montana property tax increases and recent severe price pressures, especially for purchased energy, that have impacted customer rates. 2008-2021 CAGRs NWE Property Taxes: 6.3% (Montana only 6.5%) NWE typical electric bill: 1.7% NWE typical natural gas bill: (2.3%) US average electric bill: 1.4%* US average natural gas bill: (1.0%)**

Credit Ratings 21 While great strides have been made since emergence from bankruptcy in 2004, regulatory concerns in Montana have put pressure on credit ratings over the last few years. In March 2022, Fitch downgraded our senior secured, senior unsecured and commercial paper credit ratings. We issued approximately $200 million of equity in 2021. Additionally, in the next ten months, we plan to issue up to $300 million of equity utilizing the forward equity agreement we priced in November 2021 to fund our large capital spend as well as maintain our credit ratings.

2022 Earnings Bridge 22 NorthWestern affirms 2022 earnings guidance range of $3.20 to $3.40 per diluted share based upon, but not limited to, the following major assumptions and expectations: • Normal weather in our electric and natural gas service territories; • Continued delay, or elimination, of fixed cost recovery mechanism for Montana electric; • A consolidated income tax rate of approximately 0% to 3% of pre-tax income; and • Diluted shares outstanding of approximately 55.6 million to 56.2 million. Note: See “Detailed 2022 Earnings Bridge” slide in the Appendix for additional information. • An increased, yet more sustainable, level of operating expenses, along with dilution from equity financing of capital investment, is expected to be partially offset by organic growth and rate recovery.* • Dividend payout ratio is expected to exceed 60%-70% targeted range for 2022. • We continue to target a long-term earnings per share growth rate of 3%-6% off a 2020 base year. * Rate recovery primarily a result of FERC formula rates and property tax trackers. Guiding down to $3.20 to $3.40 primarily due to equity needed to support increased capital investment.

Capital Investment Forecast and Funding 23 $2.4 billion of low-risk capital investment forecasted over the next five years to address grid modernization and renewable energy integration. This sustainable level of capex is expected to drive annualized rate base growth of approximately 4%-5%. We expect to finance this capital with a combination of cash flows from operations, first mortgage bonds and equity issuances under existing forward contracts. Financing plans are subject to change and balance our intention to protect our current credit ratings. (targeting a 14%-15% FFO to Debt ratio)

MT Generation Portfolio Timeline 24 Since 2011, NorthWestern Energy has added 782 MW of carbon-free electric generation (both owned and long-term contracted) to its Montana generation portfolio. However, these carbon-free resources do not provide the ‘on-demand’ capacity to reliably meet the capacity needs of our customers. NorthWestern Energy Montana Timeline of Owned and Long-Term Contracted Electric Portfolio Additions

De-risking the Montana Capacity Deficit 25 NorthWestern has made significant progress to de-risk the capacity deficit between now and 2025. These near term capacity solutions allow time for clarity on Colstrip arbitration, further development in the western markets, and ongoing technological advances. We expect to submit an updated integrated resource plan by the end of 2022 or early 2023*, followed by an all-source competitive solicitation request for capacity available in 2026. * Due to the significant impact of our ownership in Colstrip Unit 4 to the capacity available in our portfolio, the outcome in the arbitration among the co- owners may affect the timing of the submission of this plan.

26

Growth Supporting Renewable Energy

Two facilities designed specifically to provide peak capacity and support the intermittent nature of renewable energy **that currently comprises approximately 56% of NorthWestern's** energy supply portfolio.

- 175 MW of flexible natural gas reciprocating internal combustion engines (RICE) in Yellowstone County Montana, at a cost of approximately $275 million, including AFUDC.
  - Construction is expected to begin in 2022* and available to serve our Montana customers during the 2023-2024 winter season.
  - As part of the same competitive solicitation, NorthWestern also entered into two agreements to provide additional carbon-free capacity:
    - A 20-year battery storage agreement to provide capacity and ancillary services from the 50 MW Beartooth Battery storage facility that will be constructed in Yellowstone County, Montana. On December 21, 2021, we filed an application with the MPSC for preapproval of this project. The MPSC has yet to establish a procedural schedule in this docket; and
    - A 5-year / 100 MW power purchase agreement originating predominately from hydroelectric resources with Powerex for capacity and energy products.
- Bob Glanzer Generation Station – 58 MW of flexible RICE capacity near Huron, South Dakota, at a cost of approximately $80 million, including AFUDC. Under construction and expected to be in service in early in the 2nd quarter of 2022 for our South Dakota customers.

** Sierra Club and Montana Environmental Information Center have filed a complaint regarding the Department of Environmental Quality's air quality permit issued to NorthWestern for the Yellowstone County Facility. Case awaiting Montana District Court Review.*


Dispatchable
Peak Capacity
Intermittent
Production


Demand
Wind
Thermal
Hydro
Friday
Saturday
Sunday
Monday

Montana Generation and Demand 10/29/21 to 11/01/21

Currently, NorthWestern has a much higher ratio of non-carbon resources in Montana than the state of California – however, we only have roughly half the dispatchable resources to support their intermittency.

27

Accredited Capacity of Diverse Resources


NorthWestern Energy Montana - Accredited Capacity Contribution of Resources
(2021 Resource Mix of Owned and Long-Term (L-T) Contracted Resources)
Total Nameplate Capacity (MW): 1,472.8
Total Accredited Capacity Contribution (MW): 837.4
2021 Peak Load (MW): 1,200.0
Megawatts (MW)
600
500
400
300
200
100
0
96.5% Capacity Contribution
202
195
93.2% Capacity Contribution
309
288
60.0% Capacity Contribution
490
294
13.1% Capacity Contribution
454
59
5.2% Capacity Contribution
17
1
Natural Gas
Coal & Other
Hydro
Wind
Solar
Owned Nameplate Capacity (MW)
L-T Contracted Nameplate Capacity (MW)
Owned Accredited Capacity Contribution (MW)
L-T Contracted Accredited Capacity Contribution (MW)

Accredited Capacity Contribution is the ability of each resource fuel-type to contribute to meet demand during peak energy usage by customers.

Accredited Capacity Contribution or Peak Load Contribution is based on Effective Load Carrying Capability (ELCC) E3 Study on Peak Load Measurement for NorthWestern Energy's resources that are on-line or in service as of 12/31/2021 and the ELCC is based on 2021 values.

Coal & Other: 222MW Colstrip (30% ownership in jointly owned coal plant) and 87 MW of Federally mandated Qualifying Facilities (52MW Petroleum-coke contract with Yellowstone Energy Limited Partnership and 35MW waste coal contract with Colstrip Energy Limited Partnership).

On a megawatt basis, wind generation comprises a very significant portion of our electric generation portfolio. However, based upon its ~13% accredited capacity, it provides a much less significant contribution to our overall capacity deficit.

28

Alternative Capacity Considerations

Yellowstone County RICE Generation

Capacity 96.5%* Credit

175 MW
Nameplate Needed

$275 Million Cost to Build
($1,571 per kW)

$ $ $

Wind Farm

Capacity ~13% Credit

1,222 MW
Nameplate needed

$2.1 BILLION Cost to Build
($1,718 per kW)

$ $ $ $ $ $ $ $ $ $
$ $ $ $ $ $ $ $ $ $
$

Solar Farm

Capacity ~5% Credit

3,077 MW
Nameplate needed

$4.1 BILLION Cost to Build
($1,327 per kW)

$ $ $ $ $ $ $ $ $ $
$ $ $ $ $ $ $ $ $ $
$ $ $ $ $ $ $ $ $ $
$ $ $ $ $ $ $ $ $ $
$

Note: Each dollar sign above represents $100 million of investment and the shaded area below represents the land requirement, according to generation type, to provide required capacity.



Land Requirement
Yellowstone County RICE Facility ~10 acres
Solar Farm ~18,500 acres
Wind Farm ~60,400 acres

We expect to build the 175MW nameplate Yellowstone County Reciprocating Internal Combustion Engine (RICE) generation facility for approximately $275 million with capacity generation output of roughly 160 MW*.

If we were to build wind or solar to provide the equivalent 160 MW of capacity, we estimate a range of roughly $2.1 billion to $4.1 billion in capital costs – roughly 8 to 15 times our RICE units investment.

* Natural gas Reciprocating Internal Combustion Engine (RICE) facility capacity credit of 96.5% is further adjusted for altitude levels at our Yellowstone County location (160 MW capacity contribution versus 175 MW nameplate).

Note: Capacity Credit factors are based on Effective Load Carrying Capability (ELCC) as of Dec. 2021.

The cost per kW per fuel type Cost and Performance Characteristics of New Generating Technologies, Annual Energy Outlook 2022 (eia.gov)

Cost Calculation: 160 MW of capacity from Yellowstone County RICE Facility. 160 MW divided by Capacity Credit then times the cost per fuel type equals total capex investment.

Transmission System Update 29 Electric Transmission: • In June 2021, we joined the Western Energy Imbalance Market (WEIM). This real-time, within-hour energy market will provide the company’s Montana customers with economically efficient energy to resolve imbalances and variations in load and generation on our Montana system. • Continue planned retirements of generating resources in Montana in conjunction with increasing demand is placing more stress on the transmission system (two record peaks in the last three seasons). As a result, we are experiencing less available transmission capacity throughout the system. • Continued investment is critical to address aging infrastructure, capacity concerns, reliability and compliance requirements. Gas Transmission: • Continued investment is critical to address aging infrastructure, capacity concerns, reliability and compliance (including the Pipeline and Hazardous Materials Safety Administration proposed rules). • Three primary factors leading to the need for additional investment to address: • Overall reliability and capacity on the gas transmission system to withstand single large contingencies and to address the decline in on-system gas production; • The need to provide additional capacity for existing gas-fired electric generation (given expected growing dependence); and • The need to serve new gas-fired capacity generation in South Dakota. Significant investment needs identified for transmission reliability, capacity and gas / electric interdependence. WEIM active & Pending Participants

30

Distribution Grid Update

Accomplishments

- •Emergency Management System (EMS)
- •Mobile Work Force Management (MWM)
- •Advanced Distribution Management System (ADMS)
- •SD/NE Advanced Meters Infrastructure (AMI)
- •Distribution Operations Center (DOC)
- •Smart Switch Program
- •Electric Segment I.D.
- •Missoula Educational Solar Pilot Project
- •Community Solar Pilots Projects in Bozeman, Helena, Missoula and Yellowstone Nat. Park
- •Smart Grid Demonstration Project

5 Year Projects

System Efficiencies

- •ADMS Enhancements
- •Fault Location, Isolation and Service Restoration (FLISR) Implementation
- •Distribution Energy Resource (DER) Integration

Operational Efficiencies

- •DOC Transitions to Control
- •Montana AMI

Customer Experiences

- •Customer Portals
- •Smart Apps

Actionable Data

- •Key Performance Indicators
- •Predictive Analytics
- •Enterprise Connectivity

Grid of the Future

New Technology

- •EV Charging
- •Micro Management System (MGMS)
- •Advanced DER Integration

Customer Experiences

- •Advanced Apps & Controls
- •Predictive Analytics (i.e. Customer Bills)
- •Home Area Network
- •Customized Solutions

Data Sharing

- •Multitenant Solutions
- •Transactive Controls


Generation & Transmission Services
Customer Services
Distribution Services
Time-of-use Bill Management
Energy Arbitrage
Frequency Regulation
Maximizing PV Assets
Spin / Non-Spin Reserves
Energy Efficiency
AMI
Demand Charge Reduction
ADMS
EMS
Voltage Support
Customer Analytics
Black Start
Backup Power
Reliability
Transmission Deferral
Distribution Deferral
Maximize Existing Resources
Transmission Congestion Relieft

VISION:
Turning risks into opportunities by evolving the business and adding new value systems.

Our Net-Zero Vision 31 Over the past 100 years, NorthWestern Energy has maintained our commitment to provide customers with reliable and affordable electric and natural gas service while also being good stewards of the environment. We have responded to climate change, its implications and risks, by increasing our environmental sustainability efforts and our access to clean energy resources. But more must be done. We are committed to achieving net zero emissions by 2050. • Committed to achieving net-zero by 2050 for Scope 1 and 2 emissions • Must balance Affordability, Reliability and Sustainability in this transition • No new carbon emitting generation additions after 2035 • Pipeline modernization, enhanced leak detection and development of alternative fuels for natural gas business • Electrify fleet and add charging infrastructure • Carbon offsets likely needed to ultimately achieve net-zero • Please visit www.NorthWesternEnergy.com/NetZero to see our Net Zero Vision.

ESG Publications 32 Environmental Social Governance These eight publications* provide valuable insight into NorthWestern Energy’s Environmental, Social and Governance (ESG) Sustainability practices. * Available at: https://www.northwesternenergy.com/about-us/environmental-social-governance and https://www.northwesternenergy.com/about-us/investors/financials

ESG - Environmental 33 Beethoven Wind Farm NWE Montana & South Dakota combined 56% Carbon-Free Owned and Long- Term Contracted Portfolio in 2021 vs ~40% National Average in 2021 Based on MWh’s via U.S. Energy Information Administration – form EIA.gov Table 7.2b Electric Net Generation: U.S. Electric Power Sector 2021 Black Eagle Power House

ESG - Social 34 Community EmployeesCustomers $2.6 Billion Economic Output in 2021 ($2.30B in Montana & $300M in SD/NE) Over $5 million Donations, Sponsorships, Economic Development, Scholarship Funding, Public Recreation Support, Safety Awareness and Volunteer Program Grants in 2021 411 Number of nonprofits that received grants through Employee Volunteer Program $8.6 Million Low-Income Energy Assistance in 2021 Safety Culture Transformation Typical Residential Bills Lower than National Average Building on Our Best – Improved Customer Satisfaction Scores Diverse Employment Over the last 13 years, our energy efficiency programs have helped customers save 685,041 MWh’s of energy – enough to power 76,000 homes for a year.

35

ESG - Governance

5th Best Score Among **50** Publicly Traded North American Utility and Power Companies by **Moody's Investment Services** on Best Governance Practices

Corporate Governance

What We Do:

- Annual election of all directors.
- Majority vote plus resignation standard in uncontested elections. If a director receives more "WITHHOLD AUTHORITY" votes than "FOR" votes, the director must submit a resignation for the Board to consider.
- Allow shareholders owning 25 percent of our shares to call a special meeting.
- Independent Board of Directors, except our CEO.
- Independent Board Chair.
- Each of our Board committees is made up solely of independent directors.
- Committee authority to retain independent advisors, which will be paid for by the company.
- Code of Conduct and Ethics. Applies to all employees and Board, with a separate Code of Ethics for Chief Executive Officers and Senior Financial Officers concerning financial reporting and other related matters.
- Robust stock ownership guidelines for executive officers and directors.

What We Don't Do:

- Poison pill or a shareholder rights plan.
- Hedging of company securities.
- Corporate political contributions.
- Supermajority voting, except to approve certain business combinations or mergers.

Diverse Leadership

Board of Directors



Age Diversity
70+ 1
50-59 3
60-69 4
Tenure Diversity
10+ yrs 2
<2 yrs 2
3-9 yrs 4
Ethnic Diversity
Middle Eastern 1
White 7
Gender Diversity
Female 3
Male 5

Executive Team



Age Diversity
60-69 3
40-49 2
50-59 4
Tenure Diversity
10+ yrs 4
<5 yrs 1
5-9 yrs 4
On exec team
Gender Diversity
Female 4
Male 5
Ethnic Diversity
White 8

Other Recent Governance Recognition

20 / 20 – Women on Boards
Recognized for gender diversity on its board of directors by 2021 Women on Boards. Three of the company's eight directors are female.

Corporate Governance Award Winner
NorthWestern Corporation's proxy statement has won governance awards – Best Proxy Statement (Small to Mid-Cap) by Corporation Secretary magazine (2014 & 2019) and Exemplary Compensation Discussion and Analysis from NYSE Governance Services (2014) and NorthWestern was recognized as a finalist by Corporate Secretary magazine in the same category for our '12, '13, '16, '17 & '18 statements

2021 CEO Pay

Ratio to Average Employee Salary

NWE

28:1

U.S. Utilities Average (2020)

58:1

Performance-Based Pay

79%

Conclusion 36 Pure Electric & Gas Utility Solid Utility Foundation Best Practices Corporate Governance Attractive Future Growth Prospects Strong Earnings & Cash Flows

37 Question and Answer • Please submit questions through the virtual annual meeting website. • We will edit profanity or other inappropriate language. • Questions must: • Be pertinent to meeting matters • Be appropriate • Comply with the meeting rules of conduct • We will answer as many questions as time permits. We will edit profanity or other inappropriat language Questions must: • be pertinent to meeting matters • comply with the meeting rules of conduct

38 Preliminary Results • Election of Directors • Ratification of Deloitte & Touche LLP, as Independent Registered Public Accounting Firm for 2022 • Advisory Vote to Approve Named Executive Officer Compensation   

39 Thank you for attending today’s Annual Meeting

Non-GAAP Financial Measures 40Appendix This presentation includes financial information prepared in accordance with GAAP, as well as other financial measures, such as Utility Margin, Adjusted Non-GAAP pretax income, Adjusted Non-GAAP net income and Adjusted Non-GAAP Diluted EPS that are considered “non-GAAP financial measures.” Generally, a non-GAAP financial measure is a numerical measure of a company’s financial performance, financial position or cash flows that excludes (or includes) amounts that are included in (or excluded from) the most directly comparable measure calculated and presented in accordance with GAAP. We define Utility Margin as Operating Revenues less fuel, purchased supply and direct transmission expense (exclusive of depreciation and depletion) as presented in our Consolidated Statements of Income. This measure differs from the GAAP definition of Gross Margin due to the exclusion of Operating and maintenance, Property and other taxes, and Depreciation and depletion expenses, which are presented separately in our Consolidated Statements of Income. A reconciliation of Utility Margin to Gross Margin, the most directly comparable GAAP measure, is included in this presentation. Management believes that Utility Margin provides a useful measure for investors and other financial statement users to analyze our financial performance in that it excludes the effect on total revenues caused by volatility in energy costs and associated regulatory mechanisms. This information is intended to enhance an investor's overall understanding of results. Under our various state regulatory mechanisms, as detailed below, our supply costs are generally collected from customers. In addition, Utility Margin is used by us to determine whether we are collecting the appropriate amount of energy costs from customers to allow recovery of operating costs, as well as to analyze how changes in loads (due to weather, economic or other conditions), rates and other factors impact our results of operations. Our Utility Margin measure may not be comparable to that of other companies' presentations or more useful than the GAAP information provided elsewhere in this report. Management also believes the presentation of Adjusted Non-GAAP pre-tax income, Adjusted Non-GAAP net income and Adjusted Non-GAAP Diluted EPS is more representative of normal earnings than GAAP pre-tax income, net income and EPS due to the exclusion (or inclusion) of certain impacts that are not reflective of ongoing earnings. The presentation of these non-GAAP measures is intended to supplement investors' understanding of our financial performance and not to replace other GAAP measures as an indicator of actual operating performance. Our measures may not be comparable to other companies' similarly titled measures.